UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                  May 22, 2002
                                (Date of earliest
                                 event reported)



Commission File            Name of Registrant; State of Incorporation; Address of       IRS Employer
Number                     Principal Executive Offices; and Telephone Number            Identification Number
---------------------      ---------------------------------------------------------    -------------------------
1-16169                    EXELON CORPORATION                                           23-2990190
                           (a Pennsylvania corporation)
                           10 South Dearborn Street - 37th Floor
                           P.O. Box 805379
                           Chicago, Illinois 60680-5379
                           (312) 394-7398

333-85496                  EXELON GENERATION COMPANY, LLC                               23-3064219
                           (a Pennsylvania limited liability company)
                           300 Exelon Way
                           Kennett Square, Pennslyvania 19348
                           (610) 765-8200

Item 5. Other Events

On May 22, 2002 Exelon Corporation issued the following press release regarding Exelon Power Team's delivery-based trading strategy.


                                                                   [EXELON LOGO]

News Release


From:      Exelon                                        FOR IMMEDIATE RELEASE
           Corporate Communications                      ---------------------
           P.O. Box 805379                               May 22, 2002
           Chicago, IL  60680-5379


Contact:   Mary Rucci, Media Relations
           610.765.6925
           Linda Byus, CFA, Investor Relations
           312.394.7696


           Exelon Corporation Affirms Delivery-Based Trading Strategy


Chicago (May 22, 2002) - Exelon Corporation (NYSE: EXC) reported today that Exelon Power Team, its wholesale energy marketing and trading group, does not engage in the practice of simultaneous trading for the purpose of increasing trading volume and revenue. Incentive plans for Power Team traders are profit-oriented, not volume-oriented. The incentives are also based on overall team performance.

Power Team is a division of Exelon Generation Company, LLC. The major purpose of Power Team's trading facility is to sell and deliver physical power from its own portfolio of generating assets and to reduce earnings volatility through hedging (i.e., entering into contracts that reduce exposure to the volatile spot market). Exelon Generation is one of the largest generation supply companies in the U.S. with a total operating portfolio of more than 40,000 MWs.

Exelon also reported that its Power Team is one of more than 100 companies asked to respond to FERC's request for data in connection with its investigation of the California power markets during the period 2000 to 2001. Exelon responded to FERC that Power Team did not engage in "Death Star," "Get Shorty," "Fat Boy," or any of the other strategies put forth in the Enron memos referred to in FERC's data request.

                                       ###

    Exelon Corporation is one of the nation's largest electric utilities with approximately 5 million customers and more than $15 billion in annual revenues. The company has one of the industry's largest portfolios of electricity generation capacity, with a nationwide reach and strong positions in the Midwest and Mid-Atlantic. Exelon distributes electricity to approximately 5 million customers in Illinois and Pennsylvania and gas to more than 440,000 customers in the Philadelphia area. The company also has holdings in such competitive businesses as energy, infrastructure services, energy services and telecommunications. Exelon is headquartered in Chicago and trades on the NYSE under the ticker EXC.

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              EXELON CORPORATION
                              EXELON GENERATION COMPANY, LLC


                              /S/  Ruth Ann Gillis
                              -----------------------------------
                              Ruth Ann Gillis
                              Senior Vice President and Chief Financial Officer Exelon Corporation


May 22, 2002